UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2010

AMERICAN SURGICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50354	98-0403551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10039 Bissonnet, Suite #250 Houston, Texas		77036-7852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 779-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 20, 2010, American Surgical Holdings, Inc., a Delaware corporation (the “Company”), announced that it had executed a definitive Agreement and Plan of Merger dated December 20, 2010 (the “Merger Agreement”) with AH Holdings, Inc., a Delaware corporation (“AH Holdings”), and AH Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of AH Holdings (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of AH Holdings. AH Holdings and Merger Sub are affiliates of Great Point Partners I, L.P., a Greenwich, CT-based private equity fund.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The material terms of the Merger Agreement, including the conditions thereto, will be described in a subsequent filing on Form 8-K.

Additional Important Information and Where to Find It

In connection with the proposed Merger, the Company will file a proxy statement and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND SUCH OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement and such other documents (when available) and other documents filed by the Company at the Securities and Exchange Commission’s web site at http://www.sec.gov and on the Company’s website at http://www.asainc.us.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed Merger. Information concerning the interests of the Company’s participants in the solicitation will be set forth in the Company’s proxy statement relating to the Merger when it becomes available.

Forward-Looking Statements

Certain statements herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as “will,” “may,” “should,” “might,” “believe,” “expect,” “anticipate,” “estimate” and similar words. Forward-looking statements herein include, but are not limited to, statements regarding anticipated benefits of the proposed Merger, expected financial benefits to the Company’s stockholders, and anticipated future operating performance and results.

These statements are based on management’s current expectations. There are a number of risks and uncertainties that could cause actual results to differ materially from these statements. For example, conditions to the closing of the transaction may not be satisfied, and the Merger may involve unexpected costs, liabilities, or delays or the Company’s business may suffer as a result of uncertainty surrounding the Merger, any of which could cause the transaction to not be consummated. Certain other risks associated with the Company’s business are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed by the Company on March 25, 2010. The information set forth herein should be read in light of such risks. The Company cautions security holders not to place undue reliance on the forward-looking statements contained herein. These statements speak only as of the date hereof and, except as required by applicable law, the Company assumes no obligation to update the information contained herein. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

(d)	Exhibits.

99.1	American Surgical Holdings, Inc. Press Release dated December 20, 2010.

The information reported contained in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SURGICAL HOLDINGS, INC.

Date: December 20, 2010	By:	/s/ Zak Elgamal
Zak Elgamal, Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	American Surgical Holdings, Inc. Press Release dated December 20, 2010.